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                                                                   EXHIBIT 14(b)

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Financial Information" in the Statement of Additional Information and to the incorporation by reference and use of our report dated May 10, 2001, on the financial statements of the AIM Tax-Exempt Bond Fund of Connecticut as of and for the year ended March 31, 2001 in the Registration Statement (Form N-14).



                                                       /s/ ERNST & YOUNG LLP

Houston, Texas
May 22, 2001